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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported) December 12, 2000


                            Delta Funding Corporation
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


       New York                           333-96001                  11-2609517
----------------------------           --------------               ------------
(State or other jurisdiction             (Commission               (IRS Employer
 of incorporation)                       File Number)                 ID Number)


1000 Woodbury Road, Woodbury,  New York                            11797
--------------------------------------------------------------------------------
 (Address of principal executive offices)                        (Zip Code)

Registrant's Telephone Number,
 including area code:                                             (516) 364-8500


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.


(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits

           23.1   Consent of PricewaterhouseCoopers LLP


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     DELTA FUNDING CORPORATION


                                                     By:    /s/ Dawn Ceccarini
                                                     ---------------------------
                                                     Name:      Dawn Ceccarini
                                                     Title:     Vice President


Dated:  December 13, 2000


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                                 EXHIBIT INDEX

Exhibit
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23.1              Consent of PricewaterhouseCoopers LLP